UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 29, 2015
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33706	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 West Hastings Street, Suite 320 Vancouver, British Columbia	V6E 2J3
(Address of principal executive offices)	(Zip Code)

(604) 682-9775
Registrant's telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

__________

Section 5 - Corporate Governance and Management

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 29, 2015, the Board of Directors of Uranium Energy Corp. (the "Company") accepted the resignation of Mark Katsumata as the Secretary, Treasurer and Chief Financial Officer of the Company.

Also effective October 29, 2015, following the resignation of Mr. Katsumata, the Board of Directors appointed Pat Obara, the Company's current Vice President, Administration, as the interim Chief Financial Officer of the Company.

As a result, the Company's current directors and executive officers are as follows:

Name	Position
Amir Adnani	President, Chief Executive Officer and a director
Spencer Abraham	Executive Chairman and a director
Ivan Obolensky	Director
Vincent Della Volpe	Director
David Kong	Director
Ganpat Mani	Director
Scott Melbye	Executive Vice President
Pat Obara	Interim Chief Financial Officer

Mr. Obara served as the Chief Financial Officer of the Company from August 2006 to January 2011. Previously, Mr. Obara worked as a consultant to several private companies in the areas of corporate management, finance and administration. Additionally, Mr. Obara has served as the Chief Financial Officer and a director of various public companies listed on the TSX Venture Exchange where he was involved in the restructuring, organizing and management of these companies which were involved in the resource and technology sectors. Mr. Obara holds a degree in Building Technology, Land and Construction Economics from the British Columbia Institute of Technology.

The Company will be considering new candidates and working with Messrs. Obara and Katsumata to retain a full-time Chief Financial Officer in the near future.

Section 8 - Other Events

Item 8.01       Other Events

On October 30, 2015, the Company issued a news release regarding the resignation of Mark Katsumata as the Secretary, Treasurer and Chief Financial Officer of the Company and the corresponding appointment of Pat Obara as the interim Chief Financial Officer of the Company.

A copy of the news release is attached as Exhibit 99.1 hereto.

Section 9 - Financial Statements and Exhibits

Item 9.01       Financial Statements and Exhibits

(a)            Financial Statements of Business Acquired

Not applicable.

(b)            Pro forma Financial Information

Not applicable.

(c)            Shell Company Transaction

Not applicable.

(d)            Exhibits
Exhibit	Description
99.1	News Release dated October 30, 2015.

__________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URANIUM ENERGY CORP.
DATE: November 2, 2015.	By: /s/ Amir Adnani Amir Adnani, President and Chief Executive Officer

__________